                                                                     EXHIBIT 4.1


NUMBER                                                                    SHARES

SNTA
                                     SYNTA
                                PHARMACEUTICALS


  INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
   OF THE STATE OF DELAWARE                                  CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 87162T 20 6
IN CANTON, MA, JERSEY CITY, NJ
       OR NEW YORK, NY

                          SYNTA PHARMACEUTICALS CORP.


--------------------------------------------------------------------------------
THIS CERTIFIES that



is the owner of


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             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $0.0001 PER SHARE, OF

===========================SYNTA PHARMACEUTICALS CORP.==========================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             CERTIFICATE OF STOCK

Dated

                          SYNTA PHARMACEUTICALS CORP.
                                      2000
                                    Delaware

  /s/ Keith S. Ehrlich           [SEAL]                 /s/ Safi R. Bahcall

       TREASURER                                          PRESIDENT AND CEO


COUNTERSIGNED AND REGISTERED:
           EQUISERVE TRUST COMPANY,N.A.
                                 TRANSFER AGENT
                                  AND REGISTRAR
BY
     /s/ illegible
                           AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --   as tenants in common
TEN ENT   --   as tenants by the entireties
JT TEN    --   as joint tenants with right of
               survivorship and not as tenants
               in common

UNIF GIFT MIN ACT -.........................Custodian........................
                           (Cust)                            (Minor)

                   under Uniform Gifts to Minors Act........................
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,___________________________________HEREBY SELL, ASSIGN AND
TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED ______________________________

                               _________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.